COMMERCIAL TERM PROMISSORY NOTE

$1,000,000.00	March 31, 2009
Boca Raton, Florida

1.           For value received, the undersigned, BONDS.COM GROUP, INC., a Delaware corporation with an address at 1515 South Federal Highway, Suite 212, Boca Raton, Florida 33432 (the “Maker”), promises to pay to MBRO CAPITAL, LLC, a Connecticut limited liability company (the “Lender”), or order, at its office at 991 Ponus Ridge, New Canaan, Connecticut 06840, or at such other place as the holder hereof (including the Lender, hereinafter referred to as the “Holder”), may designate, the principal sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), in lawful money of the United States of America in immediately available funds without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments, together with interest on the unpaid balance of this Note, beginning on the date hereof, before maturity, default or judgment, at an annual fixed interest rate of fifteen percent (15.0%) (the “Note Rate”) together with all taxes levied or assessed against the Holder on this Note or the debt evidenced hereby, and together with all costs, expenses, reasonable attorneys’ and professionals’ fees incurred in any action to collect the indebtedness of this Note, to foreclose any security agreement securing the indebtedness of this Note, or in protecting or sustaining the lien of any security agreement, or in any litigation or controversy arising from or connected with this Note or any security agreement or other agreement securing the indebtedness of this Note.

2.           All capitalized terms used herein and not defined herein shall have the meanings specified in the Commercial Term Loan Agreement between the Maker and the Lender of even date herewith (the “Loan Agreement”).

3.           Interest shall be computed daily on the basis of a 360-day year and the actual days elapsed, together with all taxes levied or assessed against the Holder on this Note or the debt evidenced hereby, and together with all costs, expenses, attorneys’ and professionals’ fees incurred in any action to collect the indebtedness of this Note, to foreclose any mortgage or security agreement securing the indebtedness of this Note, or in protecting or sustaining the lien of any mortgage or any security agreement, or in any litigation or controversy arising from or connected with this Note or any mortgage, security agreement or other agreement securing the indebtedness of this Note.

4.           The indebtedness of this Note, if not sooner paid, shall be due and payable in full on March 31, 2010 (the “Maturity Date”).

5.           The Maker may prepay the principal and interest due hereunder without penalty or premium.

6.           If this Note or any payment hereunder becomes due on a day which is not a Business Day (as defined in the Commercial Term Loan Agreement), the due date of this Note or payment shall be extended to the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with such payment.

7.           The Maker agrees that if the Maker (i) shall fail to make payments required under this Note when due; or (ii) an Event of Default shall have occurred under the Loan Agreement (each an “Event of Default”) then, upon the occurrence of an Event of Default, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of the Holder, accelerate and become immediately due and payable without notice.  The failure of the Holder to exercise such option shall not constitute a waiver of its right to exercise the same upon the occurrence of any subsequent Event of Default.

8.           The Maker agrees that upon the occurrence of an Event of Default, after judgment or on the Maturity Date, the indebtedness of this Note shall bear interest at an annual rate of 5.0% above the Note Rate.

9.           Notwithstanding any provision of this Note, it is the understanding and agreement of the Maker and the Holder that if, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Holder as compensation for fee, services or expenses incidental to the making, negotiating or collection of the loan evidenced by this Note, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Holder to the Maker under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date.

10.           The failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

11.           The Maker acknowledges receipt of a copy of this Note and attests that no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any “margin stock” as such term is defined by the Board of Governors of the Federal Reserve System.

12.           This Note and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Connecticut (excluding the laws applicable to conflicts or choice of law).  THE MAKER AGREES THAT ANY SUCH SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE MAKER BY MAIL AT THE ADDRESS SET FORTH IN THIS COMMERCIAL TERM PROMISSORY NOTE. THE MAKER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

13.           This Note is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Note. All prior or contemporaneous promises, agreements and understandings, whether oral or written are deemed to be superceded by this Note, and no other party is relying on any promise, agreement or understanding not set forth in this Note. This Note may not be amended or modified except by a written instrument describing such amendment or modification executed by the Maker and the Holder.

14.           Upon receipt of an affidavit of any manager or managing member of the Holder as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Maker will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

15.           THE MAKER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE.  THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

16.           THE MAKER ACKNOWLEDGES THAT THIS AGREEMENT AND THE UNDERLYING TRANSACTION GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT.  IN THE EVENT OF ANY LEGAL ACTION BETWEEN MAKERS AND HOLDER HEREUNDER, MAKER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS.  THE MAKER ALSO WAIVES THE RIGHT TO ASSERT IN ANY ACTION, SUIT OR PROCEEDING WITH REGARD TO THIS AGREEMENT, ANY OFFSETS OF COUNTERCLAIMS THE MAKER MAY HAVE, EXCEPT COMPULSORY COUNTERCLAIMS. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

18.           THE MAKER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT OF ANY OF HOLDER’S RIGHTS.  THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

[Signature Page Follows]

[Signature Page to $1,000,000 Commercial Term Promissory Note]

BONDS.COM GROUP, INC.
By:	/s/ John J. Barry IV
Name: John J. Barry IV
Title: Chief Executive Officer